EXHIBIT 99.1

TIFFANY & CO.

NEWS RELEASE

Fifth Avenue & 57th Street	Contact:
New York, N.Y. 10022	Jason Wong
(973) 254-7612
jason.wong@tiffany.com

TIFFANY PRESENTS ITS INTERIM HOLIDAY PERIOD SALES RESULTS

WORLDWIDE NET SALES INCREASE BY

A LOW-SINGLE-DIGIT PERCENTAGE IN THE PERIOD

New York, N.Y., December 26, 2019 - Tiffany & Co. (NYSE: TIF) today presented its preliminary sales results for the interim period from November 1, 2019 through December 24, 2019 (the “2019 interim holiday period”). Worldwide (unaudited) net sales for the 2019 interim holiday period increased approximately 1 - 3% as compared to the same period in 2018.

Alessandro Bogliolo, Chief Executive Officer, said, “We are pleased to present our interim sales results for this important season, which reflect improved global trends compared to previous quarters this year. During this period, we continued to see the Chinese Mainland drive our overall sales growth with a strong double-digit increase, offset by the persisting declines in the Hong Kong market and, to a lesser degree, Japan - which we believe continues to be negatively impacted by the recent increase in the consumption tax. We are happy to see sales growth in the Americas, a momentum shift in the region.”

Mr. Bogliolo added, “During this period, we have continued to make enhancements to our global store network. We completed the enlargement of our flagship store in Shanghai, now the largest Tiffany store in Asia, in a prominent street-facing location within the Hong Kong Plaza mall. At this location, we also just celebrated the opening of the first Tiffany Blue Box Café on the Chinese Mainland. Our London flagship store on Old Bond Street was renovated. Additionally, we opened our third store in Kyoto, Japan and our newest one in the U.S., at Hudson Yards, our fifth store in New York City.

“Our iconic flagship store on Fifth Avenue in New York City has remained open throughout the 2019 interim holiday period. The flagship store will close in mid-January 2020, at which time we will begin its complete renovation and temporarily move our operations to the ‘Tiffany Flagship Next Door’ at 6 East 57th Street. We have received an enthusiastic reaction from customers to this new space with our interactive men’s pop-up store and the extraordinary Very, Very Tiffany Holiday gift items presented there this month. Now we are eager for our customers to experience our full product range - including high jewelry - in the new space, while we start working to transform our iconic building into its future form.”

The Company’s preliminary sales in its principal regions for the 2019 interim holiday period, as compared on a percentage basis to the same period in the prior year, were as follows:

	Net Sales	Constant-Exchange- Rate Basis (see “Non-GAAP Measures”)
Americas	2 - 4%	2 - 4%
Asia-Pacific	5 - 7	7 - 9
Japan	(9) - (11)	(12) - (14)
Europe	3 - 5	3 - 5

The Company’s preliminary comparable sales in its principal regions for the 2019 interim holiday period, as compared on a percentage basis to the same period in the prior year, were as follows:

	Comparable Sales	Comparable Sales on a Constant- Exchange-Rate Basis (see “Non-GAAP Measures”)
Americas	2 - 4%	2 - 4%
Asia-Pacific	7 - 9	9 - 11
Japan	(11) - (13)	(14) - (16)
Europe	4 - 6	4 - 6

At December 24, 2019, the Company operated 327 stores (125 in the Americas, 91 in Asia-Pacific, 58 in Japan, 48 in Europe and five in the UAE), versus 321 stores a year ago (124 in the Americas, 90 in Asia-Pacific, 55 in Japan, 47 in Europe and five in the UAE).

All sales information for the 2019 interim holiday period is preliminary and unaudited, and is based on the information and data currently available to the Company through its internal daily sales reporting system and processes. The Company did not apply its standard month-end financial closing procedures to this preliminary 2019 interim holiday period sales information, which include, but are not limited to, reconciling data amongst the Company’s internal reporting systems, recording necessary adjustments in those systems, and management review of such data and adjustments. Accordingly, actual sales information subjected to such financial closing procedures could differ, possibly materially, from the preliminary unaudited sales information set forth above. In order to facilitate comparability between periods, the Company similarly evaluated its sales results for the interim period from November 1, 2018 through December 24, 2018 (the “2018 interim holiday period”), which is also based on unaudited information and data provided by its internal daily sales reporting system and processes, and without application of its standard month-end financial closing procedures for such period. In addition, the interim holiday sales information for 2018 and 2019 does not include sales results for the full November-December holiday period, in that it omits information and data for the period beginning December 25 and ending December 31 of each year. This seven-day period in 2018 represented less than 10% of the Company’s worldwide net sales for its full 2018 November-December holiday period, as calculated on the basis of the Company’s internal sales reporting system and processes. There can be no assurance that sales trends reflected by the Company’s performance during the 2019 interim holiday period will continue for the remainder of the full 2019 November-December holiday period, or for the remainder of the Company’s fiscal quarter and fiscal year ending January 31, 2020. Therefore, you should not place undue reliance upon such trends or performance.

Based on information and data currently available, the Company also expects that net earnings for its fiscal quarter ending January 31, 2020 will be negatively impacted by increased expenses related to its entry into an Agreement and Plan of Merger with LVMH Moët Hennessy - Louis Vuitton SE, as well as certain subsidiaries thereof, including expenses related to certain compensation related actions approved by the Company’s Board of Directors or its Compensation Committee, as applicable. For additional information on these compensation related actions, please refer to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 18, 2019. Other important factors that could impact the Company’s results for the full 2019 November-December holiday period, as well as its fiscal quarter and fiscal year ending January 31, 2020, are set forth below in the section titled “Forward-Looking Statements.”

Next Scheduled Announcement:

The Company expects to report its fourth quarter and full-year financial results on March 20, 2020 through the issuance of a news release. To be automatically notified of this and any other future announcements, please register at http://investor.tiffany.com (“E-Mail Alerts”).

About Tiffany & Co.:

In 1837, Charles Lewis Tiffany founded his company in New York City where his store was soon acclaimed as the palace of jewels for its exceptional gemstones. Since then, TIFFANY & CO. has become synonymous with elegance, innovative design, fine craftsmanship and creative excellence. During the 20th century fame thrived worldwide with store network expansion and continuous cultural relevance, as exemplified by Truman Capote’s Breakfast at Tiffany’s and the film starring Audrey Hepburn.

Today, with more than 14,000 employees, TIFFANY & CO. and its subsidiaries design, manufacture and market jewelry, watches and luxury accessories - including more than 5,000 skilled artisans who cut diamonds and craft jewelry in the Company’s workshops, realizing its commitment to superlative quality. The Company operates more than 300 TIFFANY & CO. retail stores worldwide as part of its omnichannel approach. To learn more about TIFFANY & CO. as well as its commitment to sustainability, please visit www.tiffany.com.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by LVMH Moët Hennessy - Louis Vuitton SE (“Parent”) pursuant to the Agreement and Plan of Merger, as it may be amended from time to time, dated as of November 24, 2019, by and among the Company, Parent, Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp. In connection with the proposed acquisition, the Company filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, www.sec.gov or at the Company’s website at investor.tiffany.com/financial-information or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York 10010, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation:

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019, and the preliminary proxy statement filed with the SEC in connection with the proposed acquisition on December 18, 2019. Other information regarding the participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Forward-Looking Statements:

Certain statements in this release, including, without limitation, statements relating to: (i) preliminary worldwide sales and sales trends and results in the Company’s principal regions, (ii) the renovation of the Company’s New York City flagship store and the temporary relocation of its retail operations to 6 East 57th Street, including the timing thereof, (iii) the Company’s preliminary estimates regarding increased expenses related to the proposed acquisition and certain compensation related actions, including the impact thereof on the Company’s net earnings, and (iv) statements regarding the Company’s expectations for the fiscal quarter and fiscal year ending January 31, 2020, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about sales trends and changes in sales trends, expenses that may be incurred in future periods, the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule, which contemplates closing of the acquisition in the middle of 2020; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on the Company’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed acquisition; (v) risks that the proposed acquisition may divert management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the proposed acquisition or the merger agreement between the parties and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect the Company’s business and the price of the common stock of the Company; (ix) any adverse effects on the Company by other general industry, economic, business and/or competitive factors; (x) the Company’s sales performance during the remainder of the full 2019 November-December holiday period and the Company’s fiscal quarter and fiscal year ending January 31, 2020, as well as other developments that may arise between now and the time the financial results for the Company’s fiscal quarter and fiscal year ending January 31, 2020 are finalized; (xi) results of the Company’s financial closing procedures; (xii) changes in the cost and timing estimates associated with the renovation of the Company’s New York City flagship store and the temporary relocation of its retail operations to 6 East 57th Street; (xiii) delays caused by third parties involved in the aforementioned renovation and relocation; (xiv) any casualty, damage or destruction to the Company’s New York City flagship store or 6 East 57th Street location; and (xv) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and its Form 10-Q for the quarterly period ended October 31, 2019, the preliminary proxy statement and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating, liquidity or stock price. In addition, there can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close in the middle of 2020, as anticipated, or that the expected benefits of the proposed acquisition will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

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TIFFANY & CO. AND SUBSIDIARIES

(Unaudited)

NON-GAAP MEASURES

The Company reports information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Internally, management also monitors and measures its performance using certain sales and earnings measures that include or exclude amounts, or are subject to adjustments that have the effect of including or excluding amounts, from the most directly comparable GAAP measure (“non-GAAP financial measures”). The Company presents such non-GAAP financial measures in reporting its financial results to provide investors with useful supplemental information that will allow them to evaluate the Company’s operating results using the same measures that management uses to monitor and measure its performance. The Company’s management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures presented here may not be comparable to similarly-titled measures used by other companies.

Net Sales

The Company’s reported net sales reflect either a translation-related benefit from strengthening foreign currencies or a detriment from a strengthening U.S. dollar. Internally, management monitors and measures its sales performance on a non-GAAP basis that eliminates the positive or negative effects that result from translating sales made outside the U.S. into U.S. dollars (“constant-exchange-rate basis”). Sales on a constant-exchange-rate basis are calculated by taking the current year’s sales in local currencies and translating them into U.S. dollars using the prior year’s foreign currency exchange rates. Management believes this constant-exchange-rate basis provides a useful supplemental basis for the assessment of sales performance and of comparability between reporting periods. The following table reconciles the sales percentage increases (decreases) from the GAAP to the non-GAAP basis versus the previous year:

	2019 Interim Holiday Period vs. 2018 Interim Holiday Period (Unaudited)
	GAAP Reported	Translation Effect	Constant- Exchange- Rate Basis
Net Sales:
Worldwide	1 - 3%	- %	1 - 3%
Americas	2 - 4	-	2 - 4
Asia-Pacific	5 - 7	(2)	7 - 9
Japan	(9) - (11)	3	(12) - (14)
Europe	3 - 5	-	3 - 5

Comparable Sales:
Worldwide	1 - 3%	- %	1 - 3%
Americas	2 - 4	-	2 - 4
Asia-Pacific	7 - 9	(2)	9 - 11
Japan	(11) - (13)	3	(14) - (16)
Europe	4 - 6	-	4 - 6

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